UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 444-1630

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On May 3, 2016, America First Multifamily Investors, L.P. (the “Partnership”) is presenting the information which is included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) with respect to the slide presentation prepared for use with the press release. This information includes selected financial and operations information from the first quarter of 2016 and does not represent a complete set of financial statements and related notes prepared in conformity with generally accepted accounting principles (“GAAP”).  Most, but not all, of the selected financial information furnished herein is derived from the Partnership’s consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q.  The Partnership’s annual consolidated financial statements were subject to independent audit, dated March 3, 2016. The 10Q materials are dated May 2, 2016 and the Partnership does not undertake to update the materials after that date.

On May 3, 2016, the Partnership will visit the Nasdaq MarketSite in Times Square to ring the Nasdaq Stock Market Opening Bell in celebration of its 30th anniversary as a Nasdaq listed company.  A live stream is available to watch ATAX “ring the bell” at http://livestream.com/Nasdaq/live.

In addition, the Partnership will host a webcast/earnings call for investors on Tuesday, May 3, 2016, at 10:30 a.m. Eastern Daylight Time to discuss its First Quarter 2016 results.  Participants can access the First Quarter 2016 Earnings Presentation in one of two ways:

•	The webcast URL is: http://edge.media-server.com/m/p/emwba23t and will be available for registration on Tuesday, May 3, 2016, approximately 30 minutes prior to the start of the presentation, or
•	Participants may dial 1-855-854-0934, (direct 1-720-634-2907), Conference ID #96431399, ten minutes before the presentation is scheduled to begin, to listen to the audio portion only.

Following the completion of the call, a recorded replay will be available on the Partnership’s Investor relations website at www.ataxfund.com.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation dated May 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: May 3, 2016	By:	/s/ Craig S. Allen
Printed: Craig S. Allen
Title: Chief Financial Officer